UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 25, 2013


                               CEL-SCI CORPORATION
                  --------------------------------------------
             (Exact name of Registrant as specified in its charter)



        Colorado                         0-11503                 84-0916344
---------------------------        --------------------    --------------------
(State or other jurisdiction      (Commission File No.)        (IRS Employer
of incorporation)                                           Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
                   ------------------------------------------
          (Address of principal executive offices, including Zip Code)



       Registrant's telephone number, including area code: (703) 506-9460


                                       N/A
                          ---------------------------
          (Former name or former address if changed since last report)

Item 5.07.  Submission of Matters to a Vote of Securities Holders.


     The annual meeting of CEL-SCI's shareholders was held on June 25, 2013. At the annual meeting, all nominees to the board of directors were elected and all proposals submitted to CEL-SCI's shareholders, with the exception of the proposal to adopt CEL-SCI's 2013 Non-Qualified Plan, were adopted.

     The adoption of CEL-SCI's 2013 Non-Qualified Stock Option Plan, which provides that up to 20,000,000 shares of common stock may be issued upon the exercise of options granted pursuant to the Non-Qualified Plan, did not receive the required number of votes at the June 25, 2013 meeting.

     Consequently, the annual shareholders' meeting was adjourned to July 25, 2013, allowing stockholders additional time to vote on the adoption of the 2013 Non-Qualified Plan.

     At the annual meeting, the adoption of the 2013 Non-Qualified Plan required the affirmative vote of the holders of a majority of CEL-SCI's outstanding shares of common stock. In addition, brokers did not have discretionary authority to vote on the proposal and therefore were required to receive voting instructions from beneficial owners of shares held in street name in order for the shares to be voted. Although less than half of CEL-SCI's outstanding shares of common stock voted on the adoption of the 2013 Non-Qualified Plan at the annual meeting, a significant percentage of these shares voted in favor of this proposal.

     As a result of the adoption of CEL-SCI's Amended and Restated Articles of Incorporation, the adoption of the 2013 Non-Qualified Plan, at the adjourned meeting, required the approval of a majority of votes cast with respect to this matter.

     The following is a tabulation of votes cast with respect to addition of the plan:

                         Votes
        ------------------------------------------              Broker
        For            Against            Abstain              Non-Votes
        ---            -------            -------              ---------

     65,732,395       26,771,876         1,798,775            156,134,667


     The 2013 Non-Qualified Plan was ratified by the shareholders at the reconvened meeting.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 26, 2013                 CEL-SCI CORPORATION



                                     By: /s/ Geert R. Kersten
                                         -----------------------------
                                         Geert Kersten, Chief Executive Officer